UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SOTHEBY’S

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FOR IMMEDIATE RELEASE

Sotheby’s Issues Presentation to Set the Record Straight

Presents the Facts in Response to Third Point’s Recent Misleading Claims

NEW YORK, 17 April 2014 – Sotheby’s (NYSE: BID) today announced that it has issued a presentation in response to Third Point’s recent misleading claims regarding the Company. The presentation is available on the Investor Relations section of Sotheby’s website at http://investor.shareholder.com/bid.

Highlights of the presentation include:

•	Sotheby’s has consistently delivered strong, long-term performance and is executing a clear strategy to drive continued growth and profitability;

•	Sotheby’s maintains a strong leadership position within the art market and continues to invest in areas exhibiting substantial growth and potential for attractive returns;

•	Sotheby’s Board and management remain keenly focused on expense management and have effectively managed the capital needs of a growing and cyclical business with prudent fiscal discipline;

•	We believe Mr. Loeb does not possess the long-term focus necessary to drive value for ALL Sotheby’s shareholders; and

•	Sotheby’s Board and management are steadfast in their commitment to strong corporate governance and shareholder stewardship.

Sotheby’s shareholders are reminded that their vote is important, no matter how many or how few shares they own. Whether or not shareholders plan to attend the Annual Meeting, they have an opportunity to protect their investment by voting the GREEN proxy card FOR Sotheby’s 12 director nominees: John M. Angelo, Jessica Bibliowicz, Kevin C. Conroy, Domenico De Sole, The Duke of Devonshire, Daniel Meyer, Allen Questrom, William F. Ruprecht, Marsha E. Simms, Robert S. Taubman, Diana L. Taylor, and Dennis M. Weibling.

If shareholders have any questions, require assistance with voting the GREEN proxy card, or need additional copies of the proxy materials, please contact the Company’s proxy solicitor listed below:

MORROW & CO., LLC

470 West Avenue

Stamford, CT 06902

203-658-9400

or

Call toll free at 1-800-279-6413

Forward-looking Statements

This letter contains certain “forward-looking statements,” as such term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events and the financial performance of Sotheby’s. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as to management’s plans, assumptions and expectations as of the date hereof. Please refer to Sotheby’s most recently filed Form 10-K (and/or 10-Q) and other filings for a discussion of material Risk Factors. Sotheby’s disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.

FOR MORE NEWS FROM SOTHEBY’S

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Sotheby’s has been uniting collectors with world-class works of art since 1744. Sotheby’s became the first international auction house when it expanded from London to New York (1955), the first to conduct sales in Hong Kong (1973), India (1992) and France (2001), and the first international fine art auction house in China (2012). Today, Sotheby’s presents auctions in eight different salesrooms, including New York, London, Hong Kong and Paris, and Sotheby’s BidNow program allows visitors to view all auctions live online and place bids in real-time from anywhere in the world. Sotheby’s offers collectors the resources of Sotheby’s Financial Services, the world’s only full-service art financing company, as well as private sale opportunities in more than 70 categories, including S|2, the gallery arm of Sotheby’s Contemporary Art department, as well as Sotheby’s Diamonds and Sotheby’s Wine. Sotheby’s has a global network of 90 offices in 40 countries and is the oldest company listed on the New York Stock Exchange (BID).

Contacts:

Press Department | 212 606 7176 | Andrew Gully | Andrew.Gully@Sothebys.com

Investor Relations | 212 894 1023 | Jennifer Park | Jennifer.Park@Sothebys.com

Joele Frank | 212 355 4449 | Steve Frankel / Barrett Golden / Jed Repko

Morrow & Co. LLC | 203 658 9400 | Joe Mills / Tom Ball

Investor Update
April 17, 2014
Forward-looking Statements: This presentation contains certain “forward-looking statements” (as such term is defined in the Securities and Exchange Act of 1934, as amended) relating to future events and the financial performance of the
Company. See Statement on Forward-Looking Statements in the Appendix to this presentation.

SETTING THE RECORD STRAIGHT
•
Sotheby’s has consistently delivered strong, long-term performance and is executing a clear strategy to drive continued growth and profitability
•
Sotheby’s maintains a strong leadership position within the art market and continues to invest in areas exhibiting substantial growth and potential for attractive returns
•
Your Board and management remain keenly focused on expense management and have effectively managed the capital needs of a growing and cyclical business with prudent fiscal discipline
•
Sotheby’s Board and management are steadfast in their commitment to strong corporate governance and shareholder stewardship
Sotheby’s Board and Management Are Committed to
Creating Long-Term Value for ALL Shareholders
Given Recent Misleading Claims Regarding Sotheby’s,
It Is Appropriate to Present the Facts

SOTHEBY’S HAS DELIVERED STRONG,
CONSISTENT LONG-TERM PERFORMANCE
Sotheby’s Continues to Drive Sustainable Success and Value
Creation by Expanding its Presence in Key Categories and Channels
2004 Today / 2013
Auction
Sales
$2,647
$5,127
Asian Art
Sales
Contemporary
Sales
Largest Online
Bid
Private
Sales
$355
$1,368
-
$18
$263
$1,179
$169
$857
Third Point Claim: “Flattish sales” over time
US$ in millions

+11%
$769
$854
2012
2013

+20%
$1.57
$1.88
2012
2013

Sotheby's

2013 | A RECORD YEAR FOR SOTHEBY’S
Sotheby’s Has Delivered Strong Financial Performance, Including Record
Sales in 2013 and Numerous Record Auction Results Across Categories
•
In 2013, Sotheby’s distinguished itself as the fastest growing global auctioneer
•
The Company reported consolidated sales of $6.3 billion and an
11% increase in total revenues
•
Net income and earnings per share both increased by 20% over
2012
•
Sotheby’s strong performance accelerated during the second half of
2013, with earnings increasing by 81% over the second half of 2012
•
Third Point’s comparison of Sotheby’s 2013 results to 2007 fails to acknowledge significant changes including:
o
Increased globalization of our business, opening up a new frontier of opportunities
o
Investment in strategic opportunities to generate long-term growth in key categories and channels
o
Shifts in our customer base and the costs required to serve them
o
Increased investment in customer service / post-sale, resulting in long-term client loyalty
o
Increased price competition
Strong performance continuing into 2014
o
Year-to-date auction sales up 42% over 2013
o
Spring Hong Kong sales series up 56% over 2013
Sotheby’s Revenue | $ in millions
Sotheby’s EPS | $ per Share
Third Point Claim: 2013 Was Not a Strong Year

SOTHEBY’S HAS A SOUND STRATEGY FOR GROWTH AND A PROVEN
TRACK RECORD OF CREATING AND MAINTAINING LONG-TERM VALUE
Sotheby’s Strategy Is to Pursue Opportunities that Strengthen the Core
Agency Business, Increase Exposure to Fast Growing New Markets and
Expand the Breadth and Profitability of the Sotheby’s Brand
Capture Global
Wealth
Opportunities
• Expand into key markets across the world,
such as Asia, the Middle East, Russia and
Latin America
• Leverage existing expertise and knowledge to
enhance Sotheby’s Private Sales initiatives
•
Fall series in Hong Kong generated $538 million, the
highest ever for any global auction house in Asia
• In 2013, Private Sales increased by 30% to record
$1.2 billion
• Continuously enhance online bidding platform
• Explore collaborations and innovations to
expand digital business
• Engage across social media platforms
•
In 2013, achieved 45% increase in online bidding
• Regularly registers online bids exceeding $1 million,
including record $3.5 million online sale of
Audobon’s “The Birds of America” in early 2014
• Attach brand to opportunities with a reputation
of expertise, credibility, trust and prestige
• Leverage key personnel for exceptional brand
management
•
Applied brand to luxury endeavors including high-end
retail wine sales and diamond retail sales
• In 2014, hired brand expert Alfredo Gangotena as
Chief Marketing Officer
• Establish dedicated credit facility to enable
debt-funding of loans
• Target expansion of loan portfolio to increase
loan returns and drive core auction sales
• Loan portfolio growth of 200% from 2009 to 2013
• On April 15, announced significant growth in our
lending business, with a 19% increase in assets to
$564 million from balance at year end 2013
Digital
Strategy
Brand
Expansion
Loan Portfolio
Sotheby’s Strategy
Performance and Results
Third Point Claim: Failed to Seize Growth Opportunities

S&P 400
MidCap
Index
SOTHEBY’S SHARE PRICE PERFORMANCE IN CONTEXT
We Have Delivered Superior Shareholder Returns In a Business Heavily
Influenced by the Economic and Auction Market Cycles
Source: Bloomberg, company filings; market data as of April 15, 2014
US$ in billions
Third Point Claim: Leadership Has Failed to Create Enduring Value For Shareholders
Five Year TSR
1
Ten Year TSR
1
Market Capitalization Growth Cyclical Aggregate Auction Sales
S&P 400
MidCap
Index
Sotheby's Christie's
$ 0.8
$ 2.7
15-Apr-04 15-Apr-14
171%
363%
157%
268%
$3.4
$3.6
$3.4
$4.9
$5.9
$8.1
$11.0
$9.5
$5.2
$8.7
$9.8
$9.7
$10.9
2001 2003 2005 2007 2009 2011 2013
1

SOTHEBY’S REMAINS COMMITTED TO PURSUING MARKET
SHARE IN A FOCUSED AND RATIONAL MANNER
Sotheby’s Has Strong Market Share and Profitability;
Not All Market Share Is Good Market Share
“When Christie’s sold Jeff Koons’s “Balloon Dog (Orange)” for
$58.4 million in November, it seemed as if the auction house had just earned a pretty penny. After all, Christie’s, like other auction houses, typically charge commissions to buyers and sellers, which for high-priced works might be an eighth to a quarter of the gavel price.
But the owner of the work, the newsprint magnate Peter M. Brant, said Christie’s
certainly made no money from
him.
To
secure his business, the house waived the seller’s commission, he said, and then, as a sweetener, gave him a large share of the buyer’s fees.
Typically, a seller might pay about 10 percent commission on a
$100,000 artwork. A buyer would pay about 25 percent. But
for
some works of art — commonly those worth $1
million or above — sellers don’t usually pay
anything.”
- New York Times, 15-January-2014
• Management has taken a deliberate and rational
approach to pursuing market share; not all share is
good share, particularly if the price to Sotheby’s is a
lower than acceptable margin
• Sotheby’s share of the art auction market has remained
relatively stable over the long term, holding ~50% share
against its traditional competitor
• Sotheby’s will continue to take action to prudently
increase market share in relevant categories
Impressionist 55%
Old Masters 54%
Private Sales 50%
Contemporary 42%
Asia 50%
Consolidated Sales 47%
Sotheby’s 2013 Share
Third Point Claim: Failure to Gain Market Share
Outside Perspective on Commission Margins
Note: Emphasis added

25%
20%
15%
10%
5%
25-Year Avg. = 16.7%
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
Net Commission Margin
25-Year Avg.

Sotheby's

KEEN FOCUS ON EXPENSE DISCIPLINE AND MANAGEMENT
Sotheby’s Has Significantly Reduced Costs and Is Committed to Growing with Discipline
Fractional Commissions
Third Point Claim: Unchecked Use of Fractional Commissions; Cost Saving Plans
Lack Credibility; CEO Compensation is Too High
Long-Term Auction Commission Margins
Expense Management
Weak auction market led to irregularly high
commission margins due to unusually high
proportion of low value lots
1
See proxy statement for more detail..
* See Appendix on non-GAAP Financial Measures for more detail.
•
CEO compensation is well below ISS and
Glass Lewis Sotheby’s peer group medians
•
Pay is highly correlated with performance: 87%
of CEO target pay is performance-based
•
Compensation Committee highly responsive to
shareholder views on compensation structure
CEO Compensation
•
Sotheby’s expenses have grown an average of
0.5%*
per year since 2007
•
During that period, Sotheby’s invested
significantly in strategic opportunities (e.g. Asia,
digital, private sales) and globalized its
infrastructure
•
Competitive auction consignment market requires
flexible commission margins
•
Despite this, Sotheby’s has maintained average
commission margins of ~16% over the long term
1

COMMITTED TO STRONG CORPORATE GOVERNANCE
AND SHAREHOLDER STEWARDSHIP
Our Actions Are Part Of a Long Term Approach Begun Well Before Any Activism
and Consistent With Our Long History of Shareholder Engagement
Third Point Claim: Activist Presence in Stock Was the Catalyst for Recent Change
Strong Corporate
Governance
2011
Ongoing
Capital Structure
and Capital
Allocation
Expansion Into Key
Markets and
Channels
• Since 2011 – Five new independent directors have been added to the Board
• July 2013 – Announced plans to add Domenico de Sole in December 2013, at which point he was named Lead Independent Director
• March 2014 – Sotheby’s nominated two additional independent directors to the Board, adding relevant and incremental expertise
• 2008 – Raised capital to support growth in guarantees and other business requirements
• 2009 – Began emphasis on expanding loan portfolio; which grew by 200% by 2013
• 2009 – 2010 – Proactively de-risked balance sheet in light of broad macroeconomic and art market pressures and initiated discussions on capital allocation
• Early 2013 – Initiated real estate review of New York Headquarters
• September 2013 – Announced Capital Allocation and Financial Policy Review
• March 2014 – Distributed excess available cash to shareholders via a special dividend of
$300 million and announced $150 million share repurchase program
• 2009 – Inaugural auction in Doha, the first international auction ever in Qatar
• September 2011 – Opened S | 2 private sales gallery in New York
• September 2012 – Established Sotheby’s as the first international fine art auction house in
China. Held largest mainland auction in 2013 with sales of $37 million

SOTHEBY’S HAS THE RIGHT BOARD TO CONTINUE TO
DELIVER LONG-TERM VALUE TO SHAREHOLDERS
Your Board Represents Twelve Distinct Voices on Your Behalf;
Third Point’s Slate Represents Three Voices Acting in Concert
Directors added since 2011
• Sotheby’s has nominated five new directors since
2011
• Two of the three Board members targeted by
Third Point have recently been added and bring
expertise that Mr. Loeb suggests is relevant to
Sotheby’s
• Named a new lead independent director
• 10 of 12 directors are independent
• Average tenure of ~7.1 years versus ~8.6 years
for the S&P 500
• Average director compensation of ~$138k per
annum well below average of ~$249k for the S&P
500
• In 2013, nearly 50% of director compensation, on
average, was paid in the form of stock awards
1 Source: Spencer Stuart Board Index 2013
Third Point Claim: Board Lacks Fresh Perspectives
Name Year Independent
John M. Angelo 2007
Jessica M. Bibliowicz 2014
Kevin C. Conroy 2014
Domenico De Sole 2013
The Duke of Devonshire 1994
Daniel Meyer 2011
Allen Questrom 2005
William F. Ruprecht 2000
Marsha E. Simms 2011
Robert S. Taubman 2000
Diana L. Taylor 2007
Dennis M. Weibling 2006
1
1

ONE-YEAR SHAREHOLDER RIGHTS PLAN
DESIGNED TO PROTECT ALL INVESTORS
• The one-year shareholder rights plan expires in October 2014 -- cannot be extended without shareholder approval
• The Sotheby’s shareholder rights plan is extremely shareholder friendly
• Sotheby’s has never in its history had a shareholder rights plan
• Third Point’s last-minute litigation seeks relief to buy votes after the record date
• Rights plan is an important tool to ensure ALL Sotheby’s shareholders are treated fairly and have votes that count
Rights Plan Was Implemented to Ensure the Fair Treatment of All Shareholders
Third Point Claim: Shareholder Rights Plan Intended to Entrench the Board

WE BELIEVE MR. LOEB DOES NOT POSSESS THE LONG-TERM FOCUS
NECESSARY TO DRIVE VALUE FOR ALL SHAREHOLDERS
Mr. Loeb’s Agenda Is Not in the Best Interests of All Shareholders
A Letter to Dan Loeb Regarding
Sotheby’s
“It is a truth universally acknowledged
that anyone in the art world in
possession of a good fortune and
some business smarts thinks they
can run an auction
house.
Or more
accurately, thinks they can do it better
than whomever is doing so at the
time. They believe they can negotiate
better contracts, cut more costs,
appraise more accurately, marshal
more nation’s treasures to the block.
Reality is a little more
complicated.”
- Alexandra Peers, artnet® news, 10-Apr-2014
Lack of a Substantive Plan and Relevant Leadership Skills
Disruptive Actions
•
Loeb’s pattern of disruptive behavior has triggered concerns from clients, staff and business counterparties that are damaging to your Company
•
We’ve been informed that Mr. Loeb has asserted to Sotheby’s employees and business counterparties that he controls certain key company matters
•
Erratic and aggressive behavior suggest he would be a disruptive force on your Company’s Board
Precedent Board Experience
Note: Emphasis added

Average public board tenure of less than two years
Deal to sell back shares to Yahoo! at a price unlikely to be obtained on the open market and in a transaction not available to all shareholders
Taking credit for Yahoo!’s share price performance, ignoring exogenous factors outside of his control (e.g. Alibaba)
Mr. Loeb’s aggressive actions have been disruptive to Sotheby’s business
Allegations unfounded and Third Point offers no plan to create value
Arbitrary pro forma EPS calculation is NOT a plan for value creation
Third Point’s slate does not add incremental and relevant expertise to your Board

SOTHEBY’S HAS THE RIGHT BOARD, LEADERSHIP TEAM AND
STRATEGY IN PLACE TO DELIVER VALUE FOR ALL SOTHEBY’S
SHAREHOLDERS NOW AND OVER THE LONG TERM
Sotheby’s Is a Market Leader with Outstanding Results
•
Sotheby’s benefits from a solid financial foundation
•
Your Board is independent and has the strength, diversity, experience and qualifications to continue to provide excellent oversight and continue delivering value for shareholders
•
Your Board is committed to sound corporate governance practices
•
Sotheby’s has engaged frequently with Third Point and other shareholders, and your Board is committed to aggressively pursuing the best interests of
ALL Sotheby’s shareholders. We believe shareholders should question whether Mr. Loeb will do the same
•
Sotheby’s Board has concluded that Mr. Loeb’s nominees add no relevant skills, experience or expertise that is not already effectively represented on the Board
•
Through his interactions with Sotheby’s Board, we believe Mr. Loeb has shown that he would be a disruptive director
Your Vote Is Important - We Encourage You to Vote Your Shares in
Support of Your Board on the GREEN Proxy Card

APPENDIX

FORWARD LOOKING STATEMENTS AND OTHER
INFORMATION
This presentation contains certain “forward-looking statements,” as such term is defined in Section 21E of the Securities
Exchange Act of 1934, as amended, relating to future events and the financial performance of Sotheby’s. Such statements are only predictions and involve risks and uncertainties, resulting in the possibility that the actual events or performance will differ materially from such predictions as a result of certain risk factors. As such, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as to management’s plans, assumptions and expectations as of the date hereof. Please refer to Sotheby’s most recently filed Form 10-K (and/or 10-Q) and other filings for a discussion of material Risk Factors. Sotheby’s disclaims any duty to update or alter any forward-looking statements, except as required by applicable law.
This presentation contains quotes and excerpts from certain previously published material. Consent of the author and publication has not been obtained to use the material as proxy soliciting material.
Sotheby’s, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from Sotheby’s stockholders in connection with Sotheby’s 2014 Annual Meeting of Stockholders. Sotheby’s has filed its definitive proxy statement and form of GREEN proxy card with the U.S. Securities and Exchange Commission (the “SEC”)
with respect to the 2014 Annual Meeting of the Stockholders. SOTHEBY’S STOCKHOLDERS ARE STRONGLY
ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND
SUPPLEMENTS) AND ACCOMPANYING GREEN PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION.
Information regarding the names of Sotheby’s directors, director nominees and executive officers and their respective interests in Sotheby’s by security holdings or otherwise, is set forth in Sotheby’s definitive proxy statement for the 2014
Annual Meeting of Stockholders and other materials to be filed with the SEC. Additional information can also be found in
Sotheby’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 27, 2014.
These documents, including any proxy statement (and amendments or supplements thereto) and other documents filed by Sotheby’s with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at Sotheby’s investor relations website at http://investor.shareholder.com/bid/index.cfm. Copies may also be obtained by contacting
Sotheby’s Investor Relations by mail at 1334 York Avenue, New York, NY 10021 or by telephone at 800-700-6321 or
212-894-1023.

USE OF NON-GAAP FINANCIAL MEASURES
GAAP refers to generally accepted accounting principles in the United States of America.  Included in this presentation are financial measures presented in accordance with GAAP and also on a non-GAAP basis.  In this presentation,
Sotheby’s discusses adjusted total expenses for 2013 and 2007, which are supplemental financial measures that are not required by or presented in accordance with GAAP.
Sotheby’s defines adjusted total expenses as total expenses, excluding the cost of principal revenues, an impairment loss, and a gain on the sale of land and building. Management cautions users of Sotheby's financial statements that amounts presented in accordance with its definitions of these non-GAAP financial measures may not be comparable to similar measures disclosed by other companies because not all companies and analysts calculate such measures in the same manner.  Management believes that these non-GAAP financial measures provide important supplemental measures of Sotheby's performance and that these measures may be used by securities analysts, investors, financial institutions, and other interested parties in the evaluation of Sotheby's. Reconciliation of adjusted total expenses to total expenses derived in accordance with GAAP are presented under “Reconciliation of Non-GAAP Financial Measures.”
The following is a reconciliation of total expenses to adjusted total expenses for 2013 and 2007:
2013 2007
Total Expenses
$631,103 $641,940
Less:
Cost of principal revenues ($30,307) ($49,161)
Impairment loss                        -              (14,979)
Gain on sale of land and building                        -                 4,752
Total adjusted expenses
$600,796 $582,552
Increase in total adjusted expenses $18,244
CAGR 0.5%
*Reconciliation of Non-GAAP Financial Measures